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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported) November 19, 2003

                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

          Delaware                        1-13484               34-1775913
          --------                        -------               ----------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation                  File Number)        Identification No.)


     5845 W. 82nd Street, Suite 102                                  46278
          Indianapolis, Indiana                                      -----
(Address of principal executive offices)                           (Zip Code)


        Registrant's telephone number, including area code (317) 875-5592

Item 5. Other Events and Required FD Disclosure

     On November 19, 2003, the Board of Directors declared a special dividend of $0.25 per share, payable on December 10, 2003, to stockholders of record on November 30, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) 99.1 Press Release, dated November 19, 2003, announcing the declaration of a special dividend of $0.25 per share.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COHESANT TECHNOLOGIES, INC.

Date:    November 20, 2003            By:_______________________________________
                                      Morris H. Wheeler, Chief Executive Officer